Exhibit 99.2

Q4 2018 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. is a publicly reporting, privately offered Real Estate Investment Trust (REIT) that acquires and holds freestanding, single-tenant, net-leased commercial properties. www.broadstone.com

Q4 2018 SUPPLEMENTAL INFORMATION

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	2

Q4 2018 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended December 31, 2018 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the management's discussion and analysis of financial condition and results of operations sections contained in Broadstone Net Lease, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Reports on Form 10-Q for the periods ended September 30, 2018, June 30, 2018 and March 31, 2018.

Forward Looking Statements

This information contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “would be,” “believe,” “continue,” or other similar words. Forward-looking statements involve known and unknown risks, which may cause our actual future results to differ materially from expected results, including risks related to general economic conditions, local real estate conditions, tenant financial health, property acquisitions and the timing of these acquisitions, and the availability of capital to finance planned growth, among others, as described in our filings with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as reflections of our current operating plans and estimates as of the dates indicated. Actual operating results may differ materially from what is expressed or forecast herein. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	3

Q4 2018 SUPPLEMENTAL INFORMATION

Company Overview

Broadstone Net Lease, Inc. (the “Company,” “BNL,” “us,” “our” and “we”) is an externally managed REIT, formed as a Maryland corporation in 2007 to acquire and hold single-tenant, net-leased commercial real estate properties throughout the United States that are leased to the properties’ operators under long-term leases. We focus on real estate that is operated by a single tenant which is an integral part of the tenant’s business. Our diversified portfolio of real estate includes retail properties, such as quick service and casual dining restaurants, healthcare facilities, industrial manufacturing facilities, warehouse and distribution centers, and corporate offices, among others. We target properties with credit-worthy tenants that look to engage in a long-term lease relationship. Through long-term leases, our tenants are able to retain operational control of their mission critical locations, while utilizing their capital to fund their fundamental business operations.

Senior Management

Amy L. Tait

Founder and Chairman of the Board

Christopher J. Czarnecki

Chief Executive Officer, President, and Director

Sean T. Cutt

Chief Investment Officer

Ryan M. Albano

Executive Vice President and Chief Financial Officer

David E. Kasprzak

Executive Vice President and Chief Business Development Officer

John D. Moragne

Executive Vice President, Chief Operating Officer, and Secretary

Tim Dieffenbacher

Senior Vice President, Chief Accounting Officer, and Treasurer

Board of Directors

Amy L. Tait

Founder and Chairman of Broadstone Real Estate, LLC

Christopher J. Czarnecki

Chief Executive Officer and President of Broadstone Real Estate, LLC

Laurie A. Hawkes

Lead Independent Director

David M. Jacobstein

Independent Director

Thomas P. Lydon, Jr.

Independent Director

Shekar Narasimhan

Independent Director

Geoffrey H. Rosenberger

Independent Director

James H. Watters

Independent Director

Agha S. Khan

Director

Corporate Office & Contact Information

800 Clinton Square
Rochester, New York 14604
585-287-6500

info@broadstone.com
www.broadstone.com

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	4

Q4 2018 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
Financial Summary
Investment in rental property, net	$2,683,746	$2,491,450	$2,415,399	$2,293,548	$2,227,758
Total assets	3,096,797	2,905,345	2,815,258	2,681,669	2,578,756
Mortgage and notes payable, net	78,952	79,762	86,242	67,097	67,832
Unsecured term notes, net and revolver	1,366,873	1,225,473	1,199,864	1,154,159	1,109,912
Total liabilities	1,567,877	1,422,974	1,402,439	1,335,989	1,294,555
Total Broadstone Net Lease, Inc. stockholders' equity	1,417,099	1,369,667	1,300,542	1,248,768	1,186,825
Total equity (book value)	1,528,920	1,482,371	1,412,819	1,345,680	1,284,201
Total revenues	63,094	61,764	57,032	55,589	49,472
Total operating expenses	34,471	34,772	30,636	29,054	26,284
Interest expense	14,740	14,484	12,454	11,177	9,569
Net income	14,660	23,064	18,386	18,995	16,826
Net earnings per common share, basic and diluted	$0.63	$1.03	$0.86	$0.92	$0.84
FFO	36,475	44,969	34,362	34,858	31,460
FFO per share, basic and diluted	$1.58	$2.02	$1.60	$1.68	$1.57
AFFO	32,551	31,315	29,928	30,271	27,006
AFFO per share, basic and diluted	$1.41	$1.40	$1.39	$1.46	$1.34
Net cash provided by operating activities	34,494	34,842	26,438	32,237	25,575
Net cash used in investing activities	(235,869)	(86,870)	(100,196)	(87,524)	(313,795)
Net cash provided by financing activities	192,336	59,234	69,830	69,938	283,696
Distributions declared	29,603	28,416	28,002	26,948	25,015
Distributions declared per diluted share	$1.29	$1.29	$1.29	$1.28	$1.25

Portfolio Metrics
Properties	621	583	558	550	528
Rentable square feet	19.0M	18.0M	17.4M	16.3M	15.9M
% Leased	100.0%	100.0%	100.0%	100.0%	100.0%
Physical occupancy	99.7%	99.4%	99.4%	99.4%	99.6%
Weighted average remaining lease term (years)	12.1	12.8	12.9	13.0	13.1

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	5

Q4 2018 SUPPLEMENTAL INFORMATION

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Revenues
Rental income from operating leases	$58,597	$58,189	$53,590	$51,832	$46,603
Earned income from direct financing leases	1,005	1,017	953	966	966
Operating expenses reimbursed from tenants	3,457	2,529	2,486	2,749	1,812
Other income from real estate transactions	35	29	3	42	91
Total revenues	63,094	61,764	57,032	55,589	49,472
Operating expenses
Depreciation and amortization	22,691	21,869	20,232	19,202	17,294
Asset management fees	5,054	4,663	4,313	4,143	4,088
Property management fees	1,737	1,680	1,595	1,517	1,353
Property and operating expense	3,231	2,777	2,530	2,619	1,795
General and administrative	1,712	1,664	1,456	1,330	1,641
State and franchise tax	46	58	510	243	113
Provision for impairment of investment in rental properties	—	2,061	—	—	—
Total operating expenses	34,471	34,772	30,636	29,054	26,284
Other income (expenses)
Preferred distribution income	—	65	187	188	187
Interest income	1	16	52	110	113
Interest expense	(14,740)	(14,484)	(12,454)	(11,177)	(9,569)
Cost of debt extinguishment	—	(50)	(51)	—	(132)
Gain on sale of real estate	876	2,025	4,256	3,339	2,660
Gain on sale of investment in related party	—	8,500	—	—	—
Other (losses) gains	(100)	—	—	—	379
Net income	14,660	23,064	18,386	18,995	16,826
Net income attributable to non-controlling interests	(1,099)	(1,797)	(1,412)	(1,422)	(1,296)
Net income attributable to Broadstone Net Lease, Inc.	$13,561	$21,267	$16,974	$17,573	$15,530

Weighted average number of common shares outstanding
Basic	21,416	20,554	19,829	19,167	18,515
Diluted	23,154	22,291	21,478	20,719	20,096
Net earnings per common share
Basic and diluted	$0.63	$1.03	$0.86	$0.92	$0.84

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	6

Q4 2018 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net income	$14,660	$23,064	$18,386	$18,995	$16,826
Real property depreciation and amortization	22,691	21,869	20,232	19,202	17,294
Gain on sale of real estate	(876)	(2,025)	(4,256)	(3,339)	(2,660)
Provision for impairment of investment in rental properties	—	2,061	—	—	—
FFO	$36,475	$44,969	$34,362	$34,858	$31,460
Capital improvements/reserves	(49)	(49)	(49)	(49)	(49)
Straight line rent adjustment	(3,852)	(5,337)	(5,162)	(5,141)	(4,547)
Cost of debt extinguishment	—	50	51	—	132
Gain on sale of investments in related party	—	(8,500)	—	—	—
Other losses (gains)	100	—	—	—	(379)
Amortization of debt issuance costs	508	477	472	461	452
Amortization of net mortgage premiums	(35)	(36)	(35)	(36)	(74)
Gain on interest rate swaps and other non-cash interest expense	(80)	(4)	—	—	—
Amortization of lease intangibles	(516)	(255)	289	178	11
AFFO	$32,551	$31,315	$29,928	$30,271	$27,006

Diluted weighted average shares outstanding	23,154	22,291	21,478	20,719	20,096
Net earnings per share, basic and diluted	$0.63	$1.03	$0.86	$0.92	$0.84
FFO per diluted share	1.58	2.02	1.60	1.68	1.57
AFFO per diluted share	1.41	1.40	1.39	1.46	1.34

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	7

Q4 2018 SUPPLEMENTAL INFORMATION

Balance Sheet

(unaudited, in thousands)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Assets
Accounted for using the operating method, net of accumulated depreciation	$2,641,746	$2,449,438	$2,373,376	$2,251,938	$2,186,141
Accounted for using the direct financing method	42,000	42,012	42,023	41,610	41,617
Investment in rental property, net	2,683,746	2,491,450	2,415,399	2,293,548	2,227,758
Cash and cash equivalents	18,612	17,301	13,765	13,499	9,355
Restricted cash	377	10,727	7,057	11,251	744
Accrued rental income	69,247	65,689	60,857	56,465	52,018
Tenant and other receivables, net	1,026	214	95	421	897
Tenant and capital reserves	1,136	1,087	1,041	992	943
Prepaid expenses and other assets	2,803	2,932	1,837	855	267
Notes receivable	—	—	—	6,527	6,527
Investment in related party	—	—	10,000	10,000	10,000
Interest rate swap, assets	17,633	35,525	30,169	24,040	11,008
Intangible lease assets, net	286,258	264,038	258,294	247,249	242,659
Debt issuance costs – unsecured revolver, net	2,261	2,453	2,644	2,835	3,026
Leasing fees, net	13,698	13,929	14,100	13,987	13,554
Total assets	$3,096,797	$2,905,345	$2,815,258	$2,681,669	$2,578,756
Liabilities and equity
Unsecured revolver	$141,100	$—	$272,500	$317,000	$273,000
Mortgages and notes payable, net	78,952	79,762	86,242	67,097	67,832
Unsecured term notes, net	1,225,773	1,225,473	927,364	837,159	836,912
Interest rate swap, liabilities	1,820	—	184	1,096	5,020
Accounts payable and other liabilities	22,269	21,453	22,492	22,197	20,345
Due to related parties	114	47	915	2,271	722
Tenant improvement allowances	2,125	2,920	4,292	4,292	5,669
Accrued interest payable	9,777	7,018	3,008	4,642	3,311
Intangible lease liabilities, net	85,947	86,301	85,442	80,235	81,744
Total liabilities	1,567,877	1,422,974	1,402,439	1,335,989	1,294,555

Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.001 par value	22	21	20	20	19
Additional paid-in capital	1,557,421	1,479,339	1,409,541	1,355,268	1,301,979
Subscriptions receivable	—	(1,690)	(500)	(144)	(15)
Cumulative distributions in excess of retained earnings	(155,150)	(141,117)	(135,829)	(127,183)	(120,280)
Accumulated other comprehensive income	14,806	33,114	27,310	20,807	5,122
Total Broadstone Net Lease, Inc. stockholders’ equity	1,417,099	1,369,667	1,300,542	1,248,768	1,186,825
Non-controlling interests	111,821	112,704	112,277	96,912	97,376
Total equity	1,528,920	1,482,371	1,412,819	1,345,680	1,284,201
Total liabilities and equity	$3,096,797	$2,905,345	$2,815,258	$2,681,669	$2,578,756

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	8

Q4 2018 SUPPLEMENTAL INFORMATION

Capital Structure

(unaudited, in thousands, except per share data)

EQUITY ($ in thousands, except per share amounts)
Shares of Common Stock	22,014
Membership Units	1,737
Common Stock & OP Units	23,751
Price Per Share / Unit	$86.00
IMPLIED EQUITY MARKET CAPITALIZATION	$2,042,569
% of Total Capitalization	58.5%
DEBT ($ in thousands)
Unsecured Revolving Credit Facility - 2022	$141,100
Unsecured Term Loan Facilities	755,000
Unsecured Term Loan - 2021	300,000
Unsecured Term Loan - 2023	265,000
Unsecured Term Loan - 2024	190,000
Senior Unsecured Notes	475,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Mortgage Debt - Various	79,451
TOTAL DEBT	$1,450,551
% of Total Capitalization	41.5%
% of Total Capitalization Floating Rate Debt	4.0%
% of Total Capitalization Fixed Rate Debt	37.5%

ENTERPRISE VALUE ($ in thousands)
Total Capitalization	$3,493,120
Less: Cash and Cash Equivalents	(18,612)
Enterprise Value	$3,474,508

$300 million loan facility is depicted showing the impact of all available extension options as of December 31, 2018. As described in Note 19, “Subsequent Events” in the Company’s 2018 Annual Report on Form 10-K, the loan was repaid in full in February 2019 with proceeds from a new seven-year unsecured term loan that matures in 2026. The value of common stock and operating company unit equity is calculated by multiplying the total number of shares and units by BNL’s Determined Share Value of $86 as of December 31, 2018.

Equity Summary

(unaudited, dollars in millions)

The Company raises equity on a monthly basis through private offerings to accredited investors. Beginning in November 2017, BNL implemented a cap on new and additional investments at its monthly equity closings. The cap applies to new or additional investments and does not apply to investments made pursuant to its DRIP or equity capital received (operating company units) in connection with UPREIT transactions. The monthly cap is currently $20 million for the months February 2019 through April 2019.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	9

Q4 2018 SUPPLEMENTAL INFORMATION

Debt Outstanding

(unaudited, in thousands)

Year of Maturity	2015 Unsecured Term Loan	5.5-Year Term Loan	7-Year Term Loan	Revolver	Senior Notes	Mortgages and Notes Payable	Total
2019	$—	$—	$—	$—	$—	$3,433	$3,433
2020	300,000	—	—	—	—	3,672	303,672
2021	—	—	—	—	—	18,584	18,584
2022	—	—	—	141,100	—	3,066	144,166
2023	—	265,000	—	—	—	7,456	272,456
Thereafter	—	—	190,000	—	475,000	43,240	708,240
Total	$300,000	$265,000	$190,000	$141,100	$475,000	$79,451	$1,450,551

Subsequent to year end, the Company exercised the first of two options to extend the maturity date of the 2015 Unsecured Term Loan from February 6, 2019 to February 6, 2020, which is reflected in the table above. As described in Note 19, “Subsequent Events” in the Company’s 2018 Annual Report on Form 10-K, the loan was repaid in full in February 2019 with proceeds from a new seven-year unsecured term loan that matures in 2026.

	Outstanding Balance
	December 31,	December 31,
	2018	2017	Interest Rate	Maturity Date
2015 Unsecured Term Loan	$300,000	$325,000	one-month LIBOR + 1.40%	Feb. 2020
2017 Unsecured Revolving Credit and Term Loan Agreement
Revolver	141,100	273,000	see note	Jan. 2022
5.5-Year Term Loan	265,000	265,000	one- month LIBOR + 1.35%	Jan. 2023
7-Year Term Loan	190,000	100,000	one- month LIBOR + 1.90%	Jun. 2024
	596,100	638,000
Senior Notes
Series A	150,000	150,000	4.84%	Apr. 2027
Series B	225,000	—	5.09%	Jul. 2028
Series C	100,000	—	5.19%	Jul. 2030
	475,000	150,000
Total	1,371,100	1,113,000
Debt issuance costs, net	(4,227)	(3,088)
	1,366,873	1,109,912

At December 31, 2018, borrowings under the Swingline portion of the Revolver totaled $15,000 and bore interest at 5.45%, and the remaining Revolver borrowings of $126,100 bore interest at one-month LIBOR plus 1.20%. At December 31, 2017, $223,000 of Revolver borrowings bore interest at one-month LIBOR plus 1.20%, while the remaining $50,000 bore interest at three-month LIBOR plus 1.20%.

Subsequent to year end, the Company exercised its option to extend the maturity date of the 2015 Unsecured Term Loan from February 6, 2019 to February 6, 2020, which is reflected in the table above. As described in Note 19, “Subsequent Events” in the Company’s 2018 Annual Report on Form 10-K, the loan was repaid in full in February 2019 with proceeds from a new seven-year unsecured term loan that matures in 2026.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	10

Q4 2018 SUPPLEMENTAL INFORMATION

Debt Maturities and Interest Rate Exposure

(unaudited, dollars in millions)

Debt Maturities

The Company utilizes diversified sources of debt capital including unsecured bank debt, private placement debt, and secured mortgages (where appropriate).

$300 million loan facility is depicted showing the impact of all available extension options as of December 31, 2018. As described in Note 19, “Subsequent Events” in the Company’s 2018 Annual Report on Form 10-K, the loan was repaid in full in February 2019 with proceeds from a new seven-year unsecured term loan that matures in 2026.

Interest Rate Exposure

The Company uses interest rate swaps, fixed-rate private placement notes, and fixed-rate mortgages to mitigate the impact of interest rate variability.

Interest rate exposure not inclusive of floating rate debt, as borrowings are short-term in nature.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	11

Q4 2018 SUPPLEMENTAL INFORMATION

Credit Facility and Notes Covenants

(unaudited)

The following is a summary of key financial covenants for the Company’s unsecured credit facility. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of December 31, 2018, the Company believes it is in compliance with the covenants.

Covenants	Required	Actual as of December 31, 2018
Leverage ratio	≤ 0.60 to 1.00	0.43
Secured indebtedness ratio	≤ 0.40 to 1.00	0.02
Unencumbered coverage ratio	≥ 1.75 to 1.00	4.07
Fixed charge coverage ratio	≥ 1.50 to 1.00	3.02
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.48
Dividends and other restricted payments	Only applicable in case of default	Not Applicable

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	12

Q4 2018 SUPPLEMENTAL INFORMATION

Acquisitions
(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property acquisition activity during 2018.

Q1 2018
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	24	116	20.0	$67,903
Industrial	3	335	13.0	32,627
Total Properties	27	451	17.6	$100,530
Weighted average initial cash cap rate				6.4%

Q2 2018
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	9	177	16.9	$41,143
Industrial	4	758	14.3	96,940
Other	1	95	7.1	16,170
Total Properties	14	1,030	14.3	$154,253
Weighted average initial cash cap rate				6.9%

Q3 2018
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	25	242	11.6	$59,822
Industrial	3	337	8.3	16,014
Office	1	154	10.4	34,670
Total Properties	29	733	10.8	$110,506
Weighted average initial cash cap rate				7.5%

Q4 2018
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Healthcare	34	494	9.7	191,026
Retail	6	57	13.5	13,408
Industrial	3	452	10.7	37,102
Total Properties	43	1,003	10.0	241,536
Weighted average initial cash cap rate				6.8%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	13

Q4 2018 SUPPLEMENTAL INFORMATION

Dispositions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2018.

Q1 2018
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	3	10	$7,009	$9,503	$6,727	6.4%
Healthcare	2	30	6,464	7,310	5,672	8.4%
Total Properties	5	40	$13,473	$16,813	$12,399	7.3%

Q2 2018
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	4	17	$7,179	$9,770	$6,292	7.5%
Healthcare	2	11	4,300	5,759	4,003	6.8%
Total Properties	6	28	$11,479	$15,529	$10,295	7.2%

Q3 2018
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	1	11	3,858	3,800	3,543	8.3%
Healthcare	2	10	2,606	3,734	2,424	6.9%
Office	1	19	3,520	4,075	3,049	7.4%
Total Properties	4	40	$9,984	$11,609	$9,016	7.5%

Q4 2018
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	2	9	6,526	4,881	5,051	7.4%
Healthcare	1	5	2,054	3,220	1,905	6.3%
Industrial	2	51	5,690	5,350	4,826	9.3%
Total Properties	5	65	$14,270	$13,451	$11,782	7.9%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	14

Q4 2018 SUPPLEMENTAL INFORMATION

Portfolio at a Glance: Key Metrics

Properties	621
States	42
Total Building Sq. Footage	19.0M
Enterprise Value	$3.5B
Tenants	161
Brands	145
Industries	46
% Leased	100%
Physical Occupancy (based on SF)	99.7%
Top Twenty Tenant Concentration	37.5%
Investment Grade (tenant/guarantor)	14.0%
Financial Reporting Coverage	86.5%
Weighted Average Annual Rent Increases	2.0%
Weighted Average Remaining Lease Term	12.1 years

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	15

Q4 2018 SUPPLEMENTAL INFORMATION

Diversification: Tenants & Brands

(unaudited, rent percentages based on contractual rent over the next twelve months)

Top 20 Tenants

Tenant	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Art Van Furniture	10	$8,244	3.5%	665	3.5%
Red Lobster Hospitality	25	$7,384	3.1%	203	1.1%
Jack's Family Restaurants	36	$5,968	2.5%	121	0.6%
Outback Steakhouse	24	$5,425	2.3%	152	0.8%
Krispy Kreme	27	$5,034	2.1%	156	0.8%
BluePearl	12	$4,885	2.1%	154	0.8%
Big Tex Trailer Manufacturing	17	$4,661	2.0%	1,302	6.9%
Siemens	2	$4,587	1.9%	545	2.9%
Nestle' Dreyer's Ice Cream Company	1	$4,291	1.8%	309	1.6%
WendPartners & Subsidiaries	28	$4,093	1.7%	82	0.4%
Arkansas Surgical Hospital	1	$4,063	1.7%	129	0.7%
Nationwide Mutual Insurance Company	2	$4,057	1.7%	407	2.1%
Bob Evans Restaurants	25	$3,765	1.6%	131	0.7%
BEF Foods	2	$3,706	1.6%	330	1.7%
Securus[1]	1	$3,671	1.6%	154	0.8%
Zips Car Wash	14	$3,188	1.4%	57	0.3%
Centene Management Company	1	$3,111	1.3%	220	1.2%
SiteOne Landscape Supply	9	$2,801	1.2%	97	0.5%
K&N Management	4	$2,797	1.2%	41	0.2%
GRHS Foundation	1	$2,749	1.2%	120	0.6%
Total Top 20 Tenants	242	$88,480	37.5%	5,375	28.2%

Top 20 Brands

Brand	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Art Van Furniture	10	$8,244	3.5%	665	3.5%
Bob Evans Farms	27	7,471	3.2%	462	2.4%
Red Lobster	25	7,384	3.1%	203	1.1%
Wendy's	41	5,994	2.5%	122	0.6%
Jack's Family Restaurants	36	5,968	2.5%	121	0.6%
Taco Bell	41	5,213	2.2%	103	0.5%
Krispy Kreme	27	5,034	2.1%	156	0.8%
BluePearl Veterinary Partners	12	4,885	2.1%	154	0.8%
Outback Steakhouse	22	4,744	2.0%	139	0.7%
Big Tex Trailers	17	4,661	2.0%	1,302	6.9%
Siemens	2	4,587	1.9%	545	2.9%
Nestle	1	4,291	1.8%	309	1.6%
Arkansas Surgical Hospital	1	4,063	1.7%	128	0.7%
Nationwide Mutual Insurance Co.	2	4,057	1.7%	407	2.1%
Securus Technologies[1]	1	3,671	1.6%	154	0.8%
Applebee's Neighborhood Grill & Bar	17	3,270	1.4%	86	0.5%
Zips Car Wash	14	3,188	1.4%	57	0.3%
Centene Corp.	1	3,111	1.3%	220	1.2%
SiteOne Landscape Supply	9	2,801	1.2%	97	0.5%
Rudy's Country Store & Bar-B-Q	4	2,797	1.2%	41	0.2%
Total Top 20 Brands	310	$95,434	40.4%	5,471	28.7%

1 Lease associated with this property requires BNL to pay for certain costs that are not reimbursed by the tenant. Estimated next twelve months net operating income associated with the property is $2,517.

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Q4 2018 SUPPLEMENTAL INFORMATION

Diversification: Property Type

(unaudited, rent percentages based on contractual rent over the next twelve months)

Property Type	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Retail - Other	121	$29,176	12.4%	2,165	11.4%
Retail - Casual Dining	111	24,809	10.5%	708	3.7%
Retail - QSR	154	23,911	10.1%	475	2.5%
Retail Total	386	77,896	33.0%	3,348	17.6%
Industrial - Warehouse/Distribution	23	29,574	12.5%	3,830	20.2%
Industrial - Manufacturing	44	22,470	9.5%	4,823	25.4%
Industrial - Flex	12	14,207	6.0%	1,902	10.0%
Industrial - Other	6	7,337	3.2%	779	4.1%
Industrial Total	85	73,588	31.2%	11,334	59.7%
Healthcare - Clinical	71	33,680	14.3%	1,524	8.0%
Healthcare - Surgical	16	10,717	4.5%	354	1.9%
Healthcare - Other	34	8,615	3.7%	350	1.9%
Healthcare Total	121	53,012	22.5%	2,228	11.8%
Office Total	15	22,759	9.7%	1,504	7.9%
Other Total	14	8,547	3.6%	568	3.0%
Total	621	$235,802	100.0%	18,982	100.0%

Diversification: Tenant Industry
(unaudited, rent percentages based on contractual rent over the next twelve months)

Industry	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Restaurants	267	$49,384	20.9%	1,218	6.4%
Healthcare Services	108	47,287	20.1%	1,864	9.8%
Home Furnishing Retail	19	11,955	5.1%	1,300	6.9%
Specialized Consumer Services	41	10,546	4.5%	755	4.0%
Auto Parts & Equipment	32	10,207	4.3%	2,241	11.8%
Packaged Foods & Meats	5	8,994	3.8%	727	3.8%
Air Freight & Logistics	13	7,498	3.2%	519	2.7%
Healthcare Services	12	6,776	2.9%	428	2.3%
Industrial Machinery	15	5,355	2.3%	1,096	5.8%
Distributors	11	4,790	2.0%	579	3.1%
Industrial Conglomerates	2	4,587	1.9%	545	2.9%
Multi-line Insurance	2	4,057	1.7%	407	2.1%
Life Sciences Tools & Services	5	3,952	1.7%	301	1.6%
Application Software	1	3,671	1.6%	154	0.8%
Aerospace & Defense	5	3,500	1.5%	690	3.6%
All others (31)	83	53,243	22.5%	6,158	32.4%
Total	621	$235,802	100.0%	18,982	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	17

Q4 2018 SUPPLEMENTAL INFORMATION

Diversification: Geography

(unaudited, rent percentages based on contractual rent over the next twelve months)

TOTAL PROPERTIES: 621 TOTAL STATES: 42

State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	48	$24,845	10.5%	1,983	10.4%	NJ	3	$3,310	1.4%	275	1.4%
FL	56	$18,352	7.8%	852	4.5%	KY	16	3,307	1.4%	150	0.8%
MI	32	$16,224	6.9%	1,422	7.5%	KS	10	2,931	1.2%	84	0.4%
WI	30	$14,228	6.0%	1,366	7.2%	LA	2	2,726	1.1%	161	0.8%
IL	26	$13,468	5.7%	1,127	5.9%	NM	7	2,402	1.0%	77	0.4%
OH	34	$11,961	5.1%	983	5.2%	AZ	3	2,125	0.9%	139	0.7%
NC	28	$10,125	4.3%	1,101	5.8%	UT	5	2,000	0.8%	149	0.8%
PA	17	$9,414	4.0%	1,077	5.7%	IA	1	1,690	0.7%	411	2.2%
MN	16	$8,867	3.8%	1,190	6.3%	MA	2	1,675	0.7%	309	1.6%
CA	9	$8,239	3.5%	674	3.6%	CT	2	1,608	0.7%	55	0.3%
NY	14	$8,160	3.5%	436	2.3%	WV	8	1,593	0.7%	36	0.2%
IN	25	$7,929	3.4%	845	4.5%	MS	2	1,592	0.7%	239	1.3%
AL	44	$7,709	3.3%	169	0.9%	NE	5	1,578	0.7%	164	0.9%
AR	11	$7,251	3.1%	284	1.5%	MD	3	1,330	0.5%	99	0.5%
TN	36	$6,547	2.8%	214	1.1%	CO	3	1,318	0.5%	94	0.5%
GA	27	$6,279	2.7%	708	3.7%	NV	2	1,274	0.5%	81	0.4%
OK	29	$6,186	2.6%	619	3.3%	MT	5	735	0.3%	14	0.1%
VA	13	$4,409	1.9%	101	0.5%	DE	3	654	0.3%	35	0.2%
WA	15	$3,934	1.7%	150	0.8%	WY	1	284	0.1%	21	0.1%
MO	9	$3,768	1.6%	733	3.9%	ND	1	228	0.1%	3	<0.1%
SC	17	$3,449	1.5%	348	1.8%	OR	1	98	<0.1%	4	<0.1%
						Total	621	$235,802	100.0%	18,982	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	18

Q4 2018 SUPPLEMENTAL INFORMATION

Lease Expirations

(unaudited, rent percentages based on contractual rent over the next twelve months)

WEIGHTED AVERAGE
REMAINING LEASE TERM: 12.1 YRS

Expiration Year	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2019	3	259	0.1%	21	0.1%
2020	5	1,374	0.6%	112	0.6%
2021	12	2,092	0.9%	101	0.5%
2022	5	3,402	1.4%	127	0.7%
2023	14	6,998	3.0%	705	3.7%
2024	16	14,557	6.2%	1,787	9.4%
2025	18	4,352	1.8%	271	1.4%
2026	30	12,688	5.4%	832	4.4%
2027	34	19,986	8.5%	1,970	10.4%
2028	34	20,905	8.9%	1,869	9.9%
2029	61	18,097	7.7%	2,474	13.0%
Thereafter	389	131,092	55.5%	8,713	45.9%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	19

Q4 2018 SUPPLEMENTAL INFORMATION

Portfolio Occupancy

(unaudited, based upon square feet)

Dividends Paid Per Share

(unaudited)

Year-to-date total return through December 31, 2018, assuming dividend reinvestment, was 13.1%.

On February 7, 2019, the Determined Share Value of our common stock was set at $85.00 per share and the dividend rate was increased to $0.44 per share.  At the current share price of $85.00, the $0.44/share monthly dividend results in an annualized dividend yield of 6.5% for new investments, assuming dividend reinvestment.

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Q4 2018 SUPPLEMENTAL INFORMATION

Important Disclosures and Definitions Regarding Broadstone Net Lease, Inc. (BNL)

Not an offer to sell securities: Offers to sell interests in BNL are made exclusively through BNL’s Private Placement Memorandum (PPM). Offers, solicitations, and sales are not made in jurisdictions where not lawful or prohibited. Securities are not offered to residents of Arizona.

BNL’s securities are privately offered: BNL’s securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). BNL conducts its private offering in reliance upon the exemptions from Securities Act registration provided by Rule 506(c) under Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act and certain state securities laws. BNL’s securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), the attorney general of the State of New York, any other state securities commission or any other regulatory authority, nor have any of the foregoing passed upon the accuracy or adequacy of the information presented. Any representation to the contrary is a criminal offense.

BNL files public reports with the SEC: BNL has registered its shares of common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). BNL is subject to the registration requirements of Section 12(g) of the Exchange Act because as of December 31, 2016, the aggregate value of its assets exceeded the applicable threshold and its common stock was held of record by 2,000 or more persons. As a result of the registration of its common stock pursuant to the Exchange Act, BNL is subject to the requirements of the Exchange Act and the rules promulgated thereunder. In particular, BNL is required to file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K and otherwise comply with the disclosure obligations of the Exchange Act applicable to issuers filing registration statements to register a class of securities pursuant to Section 12(g) of the Exchange Act.

Investment Company Act: BNL’s securities are not subject to the protections of the Investment Company Act of 1940, as amended.

Accredited investors only: BNL’s securities are only offered and sold to “accredited investors,” as defined under the U.S. securities laws, pursuant to BNL’s PPM and related subscription documents. Individuals are accredited investors only if they meet certain minimum net worth or sustained annual income thresholds. Entities are accredited investors only if they hold sufficient assets or are completely owned by accredited investors. Please see the definition on the SEC website. http://www.sec.gov/answers/accred.htm

Transfers restricted; No trading market: Transfers of BNL’s securities are restricted by federal and state securities laws and certain provisions of our organizational documents. There is no trading market for the shares and there can be no assurance that such a market will develop in the foreseeable future. BNL’s securities may not be transferred, resold, or otherwise disposed of by an investor unless, in the opinion of counsel acceptable to us, registration under federal and applicable state securities laws is not required or compliance is made with the registration requirements of such laws.

Liquidity of BNL’s securities is limited: Redemptions of BNL’s securities are limited in amount and require that the shares have been held for required periods. Provisions of state law, REIT requirements, and other matters may limit redemptions.

Investments involve significant risks: An investment in BNL’s securities involves significant risks. Only investors who can bear the economic risk of an investment of this type for an indefinite period of time and the risk of loss of their entire investment should invest in BNL’s securities. Factors that may cause our actual results, performance, or achievements to differ materially from our stated expectations include, among others: general economic conditions; local real estate conditions in the markets where our properties are located; financial difficulties of our tenants; loss of key personnel; interest rates rising; compliance with REIT requirements; and continued access to capital to fund growth. See the section entitled “Risk Factors” in our PPM for additional information.

This is not investment, financial, legal, or tax advice: This information is not investment, financial, legal, or tax advice and has been prepared without reference to any reader’s investment profile or financial circumstances. You should obtain financial and tax advice and conduct diligent investigation of information material to you before making any investment decision.

Performance data; Stock price: The value of investments and the income or distributions from investments may fall or rise. BNL’s stock price is not set by any market in the common stock but by our independent directors based on the net asset value of our portfolio of properties determined as described in the PPM. We are not required by law to follow any particular methodology in setting the stock price (referred to in our organizational documents as the “Determined Share Value”). There may be variations from time to time in how our independent directors apply or weight the criteria described in the PPM in setting the stock price.

No guarantee of future performance: The information contained herein represents the past performance of BNL. Past performance is not a guarantee of future performance. The current performance of BNL may be lower or higher than the past performance. Distributions are made at the discretion of BNL’s board of directors and past practices are not guarantees of the timing or amount of future distributions.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): Our reported results and net earnings per dilutive share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). We also disclose FFO and AFFO, each of which are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

We compute FFO in accordance with the standards established by the Funds From Operations White Paper — 2018 Restatement approved by the Board of Governors of Nareit, the worldwide representative voice for REITs and publicly traded real estate companies with an interest in the U.S. real estate and capital markets. Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash revenues and expenses, including straight-line rents, cost of debt extinguishments, amortization of debt issuance costs, amortization of net mortgage premiums, amortization of lease intangibles, (gain) loss on interest rate swaps and other non-cash interest expense, extraordinary items and other specified non-cash items. We believe that such items are not a result of normal operations and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	21